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                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549



                           _________________________

                                   FORM 8-K
                           _________________________

                                CURRENT REPORT


    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported): January 31, 2001



                             PURE RESOURCES, INC.
                             --------------------

            (Exact name of Registrant as specified in its charter)


          Delaware                     001-15899                 74-2952918
-------------------------------        ---------                 ----------
(State or other jurisdiction of        Commission             (I.R.S. Employer
incorporation or organization)         File Number           Identification No.)


  500 West Illinois
  Midland, Texas                                                     79701
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(Address of principal                                              (Zip Code)
  executive offices)


      Registrant's telephone number, including area code:  (915) 498-8600


                                Not applicable
  --------------------------------------------------------------------------
  (Former name, former address and former fiscal year, if changed since last report)

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Item 2.  Acquisition or Disposition of Assets.

     On January 31, 2001, Pure Resources, Inc., a Delaware corporation ("Pure"), acquired oil and gas properties and fee mineral and royalty interests from International Paper Company, a New York corporation and its subsidiaries ("International Paper"), as well as certain general and limited oil and gas partnership interests, for approximately $261 million in cash ($300 million before effective date adjustments of approximately $39 million)(the "Acquisition"). Included in the transaction are total proved reserves of 152 billion cubic feet equivalent (Bcfe), 69% of which is natural gas, ownership in 6 million gross fee mineral acres (3.2 million net) and ownership under approximately 400,000 leasehold acres along with participation in several offshore exploration programs. Pure funded the acquisition with cash on hand and through proceeds from its bank credit facilities with The Chase Manhattan Bank, individually and as administrative agent, and certain financial institutions. The consideration for the Acquisition was determined through arm's-length negotiations between Pure and International Paper.

     The proved oil and gas reserves, which are 69% gas, are located in the Permian Basin (46%), offshore Gulf of Mexico (22%) and along the Gulf Coast (15%). The fourth quarter 2000 net production averaged 70 million cubic feet of natural gas equivalents per day. Pure expects to operate 70% of the net production acquired.

     The fee mineral and royalty interests are located principally in Texas, Louisiana, Arkansas, Mississippi, Alabama and Florida. Reserves include 24.9 Bcfe of proved royalty reserves, 50% of which is natural gas.

Item 7.  Financial Statements and Exhibits.

     (a)    Financial Statements of Businesses Acquired.

            Not filed herewith. Pursuant to Item 7(a)(4) of Form 8-K, the financial statements required by Item 7(a) will be filed as an amendment to this report as soon as they are available and on or before April 16, 2001.

     (b)    Pro Forma Financial Information

            Not filed herewith. Pursuant to Item 7(b)(2) of Form 8-K, the financial information required by Item 7(b) will be filed as an amendment to this report as soon as it is available and on or before April 16, 2001.

     (c)    Exhibits

     2.1* Agreement for Purchase and Sale dated as of January 29, 2001, by and among International Paper Company, International Paper Realty Corporation, IP Farms, Inc., IP Petroleum Company, Inc., IP Timberlands Operating Company, Ltd., GCO Minerals Company, The Long-Bell Petroleum Company, Inc., American Central Corporation, Champion Realty Corporation and Sustainable Forests L.L.C. and Pure Resources, L.P.

     2.2* Contribution Agreement dated as of January 29, 2001, by and among IP Petroleum Company, Inc., International Paper Realty Corporation, Transtates Properties Incorporated, Southland Energy Company, Pure Resources, L.P., Pure Resources I, Inc., PK I, L.P., PK II, L.P., PK III, L.P., PK IV, L.P. and Pure Partners, L.P.

     10.1* Amended and Restated Agreement of Limited Partnership of Pure Partners, L.P. dated as of January 31, 2001, by and among Pure Resources I, Inc., IP Petroleum Company, Inc., and Southland Energy Company, each as a Class A Limited Partner, PK I, L.P., PK II, L.P., PK III, L.P., each as a Class B Limited Partner, and International Paper Realty Corporation, Transtates Properties Incorporated and PK IV, L.P.,each as a Limited Partner.

     10.2* Indemnity Agreement dated as of January 31, 2001, by Pure Partners, L.P. and Pure Resources I, Inc. to Southland Energy Company, IP Petroleum Company, Inc., International Paper Realty

                                       1
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            Corporation, Transtates Properties Incorporated or any of their successors or assigns with respect to their partnership interests in Pure Partners, L.P., and International Paper Company.

     10.3* Guaranty Agreement dated January 31, 2001, by Pure Resources, L.P. to IP Petroleum Company, Inc., Southland Energy Company, International Paper Realty Corporation and Transtates Properties Incorporated.

     10.4* Senior Note Agreement dated January 31, 2001, by and between The Branigar Organization, Inc. and Pure Partners, L.P.

     10.5* Promissory Note dated January 31, 2001, by the Branigar Organization, Inc. payable to the order of Pure Partners, L.P.

     10.6* Guaranty Agreement dated as of January 31, 2001, by International Paper Company to Pure Partners, L.P.

     10.7* Master Offset Agreement dated as of January 31, 2001, among IP Petroleum Company, Inc., Southland Energy Company, The Branigar Organization, Inc. and Pure Partners, L.P.

     --------------------
     *Filed herewith


                                       2
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                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                        PURE RESOURCES, INC.



Date: February 15, 2001                 By: /s/ Darin G. Holderness
                                           -------------------------------------
                                              Darin G. Holderness,
                                              Assistant Controller


                                       3
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                                 EXHIBIT INDEX

Exhibit
-------
Number    Description
------    -----------

2.1* Agreement for Purchase and Sale dated as of January 29, 2001, by and among International Paper Company, International Paper Realty Corporation, IP Farms, Inc., IP Petroleum Company, Inc., IP Timberlands Operating Company, Ltd., GCO Minerals Company, The Long-Bell Petroleum Company, Inc., American Central Corporation, Champion Realty Corporation and Sustainable Forests L.L.C. and Pure Resources, L.P.

2.2* Contribution Agreement dated as of January 29, 2001, by and among IP Petroleum Company, Inc., International Paper Realty Corporation, Transtates Properties Incorporated, Southland Energy Company, Pure Resources, L.P., Pure Resources I, Inc., PK I, L.P., PK II, L.P., PK III, L.P., PK IV, L.P. and Pure Partners, L.P.

10.1* Amended and Restated Agreement of Limited Partnership of Pure Partners, L.P. dated as of January 31, 2001, by and among Pure Resources I, Inc., IP Petroleum Company, Inc., and Southland Energy Company, each as a Class A Limited Partner, PK I, L.P., PK II, L.P., PK III, L.P., each as a Class B Limited Partner, and International Paper Realty Corporation, Transtates Properties Incorporated and PK IV, L.P.,each as a Limited Partner.

10.2* Indemnity Agreement dated as of January 31, 2001, by Pure Partners, L.P. and Pure Resources I, Inc. to Southland Energy Company, IP Petroleum Company, Inc., International Paper Realty Corporation, Transtates Properties Incorporated or any of their successors or assigns with respect to their partnership interests in Pure Partners, L.P., and International Paper Company.

10.3* Guaranty Agreement dated January 31, 2001, by Pure Resources, L.P. to IP Petroleum Company, Inc., Southland Energy Company, International Paper Realty Corporation and Transtates Properties Incorporated.

10.4* Senior Note Agreement dated January 31, 2001, by and between The Branigar Organization, Inc. and Pure Partners, L.P.

10.5* Promissory Note dated January 31, 2001, by the Branigar Organization, Inc. payable to the order of Pure Partners, L.P.

10.6* Guaranty Agreement dated as of January 31, 2001, by International Paper Company to Pure Partners, L.P.

10.7* Master Offset Agreement dated as of January 31, 2001, among IP Petroleum Company, Inc., Southland Energy Company, The Branigar Organization, Inc. and Pure Partners, L.P.